UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 13, 2019 (August 3, 2018)

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane Dallas, Texas		75231
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 214 445 9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

This Current Report on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of Kosmos Energy Ltd. (the “Company”) filed on August 9, 2018, as amended by the Company’s Current Report on Form 8-K/A filed on October 5, 2018, regarding the Company’s acquisition of the Deep Gulf Energy companies (“Deep Gulf Energy”). This Amendment No. 2 is being filed to include unaudited pro forma financial information of the Company and its subsidiaries for the year ended December 31, 2018.

Item 9.01	Financial Statements and Exhibits

(b)    Pro Forma Financial Information.

The unaudited pro forma financial information required by this item is included as Exhibit 99.1 to this Amendment No. 2 and is incorporated herein by reference.

Exhibit Number	Description of Exhibit
99.1	Unaudited pro forma combined condensed financial information of Kosmos Energy Ltd. and its subsidiaries for the for the year ended December 31, 2018, and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                 March 13, 2019

KOSMOS ENERGY LTD.

By:	/s/ Paul M. Nobel
Paul M. Nobel
Senior Vice President and Chief Accounting Officer